Zurich Advantage III

Supplement dated March 14, 2017

to the

Prospectuses dated May 1, 2016

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

On November 16, 2016, the Board of Trustees of JPMorgan Insurance Trust (the “Board”) approved the termination and liquidation of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) to take place on or about May 19, 2017 (the “Liquidation Date”). In addition, the Portfolio will close to new Purchase Payments on or about May 17, 2017.

Effective as of the close of business on May 19, 2017, any Contract Value allocated to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio will be automatically transferred to the Deutsche Government Money Market VIP Fund. In addition, you will no longer be able to make transfers of Contract Value to the affected Portfolio, including program trades effective as of the close of business on May 17, 2017. You may transfer any Contract Value in the affected Portfolio to other investment options currently available under your Contract prior to the Liquidation Date.

Also, effective as of the close of business on May 17, 2017: (1) any Dollar Cost Averaging and Automatic Asset Rebalancing programs that make allocations to the affected Portfolio will be terminated; and (2) Systematic Withdrawal Plans will continue uninterrupted and will be automatically updated to reflect the Deutsche Government Money Market VIP Fund, unless you provide us with new instructions prior to the Liquidation Date.

Upon completion of the liquidation, all references to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio in the prospectus are deleted.

This Supplement Should Be Retained with Your Prospectus for Future Reference.